Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated May 3, 2017
to the currently effective Statutory Prospectuses (the “Prospectuses”) dated January 30, 2017 and Statement of Additional Information (the “SAI”) dated April 10, 2017, each as supplemented from time to time, for Guggenheim Funds Trust (the “Trust”)

This supplement provides updated information beyond that contained in the Prospectuses relating to Class R6 shares and SAI for the Trust and should be read in conjunction with the Prospectuses and SAI.

Effective May 15, 2017, the Trust will begin accepting subscriptions for Class R6 shares of Guggenheim High Yield Fund. The Trust will continue to accept subscriptions for Class R6 shares of Guggenheim Total Return Bond Fund. Until further notice, the Trust is not accepting subscriptions for Class R6 shares in the remaining series of the Trust ("Funds"), as listed below:

Guggenheim Alpha Opportunity Fund
Guggenheim Diversified Income Fund
Guggenheim Floating Rate Strategies Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Large Cap Value Fund
Guggenheim Limited Duration Fund
Guggenheim Macro Opportunities Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Mid Cap Value Institutional Fund
Guggenheim Municipal Income Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Certain Funds listed above may be offered in a separate prospectus.

Please Retain This Supplement for Future Reference

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